UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

Original Source Music, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55516	20-8594615
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8547 E. Arapahoe Road #J453 Greenwood Village, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(852) 9095 2949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Our previous independent registered public accounting firm:

(i)	On May 13, 2019, Lo and Kwong C.P.A. Company Limited (“Lo and Kwong”) provided notice that the license to audit U.S. public company regulated by Public Company Accounting Oversight Board has succeeded by Lo and Kwong C.P.A. & Co. (“LK & Co.”) to continue their services as our company’s independent registered public accounting firm. The principal and staffs of LK & Co. are the same principal and staffs who were engaged on the audit of the Company while at Lo and Kwong.

(ii)	The reports of Lo and Kwong on our company’s financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our company’s ability to continue as a going concern.

(iii)	Our company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)	Through the interim periods (subsequent to our year ended December 31, 2018) to May 13, 2019 (the date of change in accountants), there have been no disagreements with Lo and Kwong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lo and Kwong, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

(v)	Our company has requested that Lo and Kwong furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. The letter of Lo and Kwong is incorporated into this report as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On May 13, 2019, Lo and Kwong C.P.A. & Co. (“LK & Co.”) became our new independent registered public accounting firm due to succeeding the license to audit U.S. public company regulated by Public Company Accounting Oversight Board from Lo and Kwong C.P.A. Company Limited (“Lo and Kwong”). During the two most recent fiscal years and through May 13, 2019, our company had not consulted with LK & Co. regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our company’s financial statements, and none of the following was provided to our company: (a) a written report, or (b) oral advice from LK & Co. which concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter of Lo and Kwong C.P.A. Company Limited, dated May 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Original Source Music, Inc.

Date: May 15, 2019	By:	/s/ Tsang Chi Hin,
Tsang Chi Hin, Chief Executive Officer